UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported)   January 29, 2015

GE Dealer Floorplan Master Note Trust
CDF Funding, Inc.
GE Commercial Distribution Finance Corporation

(Exact Name of Issuing Entity, Depositor/Registrant and Sponsor as specified in their respective charters)

Delaware

(State or Other Jurisdiction of Incorporation)

333-115582
333-115582-03
333-130782-02
333-130782
333-158937-01
333-158937
333-189041
333-189041-01	20-1060484 (CDF Funding, Inc.)
(Commission File Number)	(I.R.S. Employer Identification No.)

5595 Trillium Boulevard, Hoffman Estates, Illinois	60192
(Address of Principal Executive Offices)	(Zip Code)

(847) 747-4043

(Registrant’s Telephone Number, Including Area Code)

No Change

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 8.01. Other Events

The Registrant is filing the exhibits listed in Item 9.01(d) below in connection with (i) the issuance of Series 2015-1 Class A Asset Backed Notes (the “Series 2015-1 Notes”) by GE Dealer Floorplan Master Note Trust described in the Series 2015-1 final prospectus dated January 29, 2015 and (ii) the issuance of Series 2015-2 Class A Asset Backed Notes (the “Series 2015-2 Notes” and together with the Series 2015-1 Notes, the “Notes”) by GE Dealer Floorplan Master Note Trust described in the Series 2015-2 final prospectus dated January 29, 2015.

This Current Report on Form 8-K is being filed in connection with the issuance of the Notes to satisfy an undertaking to file unqualified legality and tax opinions at the time of each takedown from the Registration Statement. Copies of the legality and tax opinions delivered by Mayer Brown LLP, counsel to the Registrant, in connection with the issuance of the Notes are filed as Exhibits 5.1 and 5.2 and 8.1 and 8.2 to this Current Report, respectively.

Item 9.01 Financial Statements and Exhibits

(a) Not applicable

(b) Not applicable

(c) Not applicable

(d) Exhibits

Exhibit No.	Document Description
5.1	Opinion of Mayer Brown LLP with respect to legality (Series 2015-1)
5.2	Opinion of Mayer Brown LLP with respect to legality (Series 2015-2)
8.1	Opinion of Mayer Brown LLP with respect to tax matters (Series 2015-1)
8.2	Opinion of Mayer Brown LLP with respect to tax matters (Series 2015-2)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CDF FUNDING, INC.
(Registrant)

Dated: February 3, 2015	By: /s/ John E. Peak
Name: John E. Peak
Title: Vice President